UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	abrdn Australia Equity Fund, Inc.

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2026

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “1940 Act”) is filed herewith.

abrdn Australia Equity Fund, Inc. (IAF)
Semi-Annual Report
April 30, 2026
aberdeeninvestments.com

Managed Distribution Policy  (unaudited)

The Board of Directors (the "Board") of the abrdn Australia Equity Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s net asset values over the preceding three month period ending on the last day of the month immediately preceding the distribution’s declaration date. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the estimated amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Board may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification  (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.
The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.
Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.
Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2025 through the distributions declared on May 11, 2026 consisted of 14% net investment income, 61% long-term realized gains and 25% return of capital.
In January 2027, a Form 1099-DIV will be sent to shareholders, which will state the final amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2026 calendar year.

abrdn Australia Equity Fund, Inc.

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Semi-Annual Report, which covers the activities of abrdn Australia Equity Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2026. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.
Total Investment Return1
For the six-month period ended April 30, 2026, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund, respectively, compared to the Fund’s benchmark,  is as follows:
NAV[2],[3]	1.96%
Market Price[2]	1.00%
S&P/ASX 200 (Net Total Return)[4]	8.77%
For more information about Fund performance, please visit the Fund on the web at www.aberdeeniaf.com. Here, you can view quarterly commentary on the Fund's performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)5
The below table represents a comparison between the current six-month period end and the prior fiscal year end of the Fund's market price to NAV and associated Premium(+) and Discount(-).

	NAV	Closing Market Price	Premium(+)/ Discount(-)
4/30/2026	$14.42	$12.93	-10.33%
10/31/2025	$14.98	$13.56	-9.48%
During the six-month period ended April 30, 2026, the Fund’s NAV was within a range of $13.21 to $15.64 and the Fund’s market price traded within a range of $11.83 to $14.48. During the six-month period ended April 30, 2026, the Fund’s shares traded within a range of a premium(+)/discount(-) of -13.24% to -5.70%.
On October 23, 2025, the Fund effected a 1-for-3 reverse stock split. The effect of this reverse stock split was to reduce the number of shares outstanding in the Fund, while maintaining the Fund's and each stockholder's aggregate net asset value. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
Managed Distribution Policy
The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, as a percentage of the rolling average of the Fund’s NAV over the preceding three month period ending on the last day of the month immediately preceding the distribution’s declaration date. The Board determined the rolling distribution rate to be 10%. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital.
On May 11, 2026, the Fund announced that it will pay on June 30, 2026, a stock distribution of US $0.36 per share to all shareholders of record as of May 21, 2026. This stock distribution will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Shares of common stock will be issued at the lower of the NAV per share or the market price per share with a floor for the NAV of not less than 95% of the market price. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts at Computershare Investor Services who will have whole and fractional shares added to their account.
Shareholders may request to be paid their quarterly distributions in cash instead of shares of common stock by providing advance notice to the bank, brokerage or nominee who holds their shares if the shares are in “street name” or by filling out in advance an election card received from Computershare Investor Services if the shares are in registered form.
The Fund is covered under exemptive relief received by the Fund’s investment manager from the U.S. Securities and Exchange Commission (“SEC”) that allows the Fund to distribute long-term capital gains as frequently as monthly in any one taxable year.

{foots1}
[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. Net asset value return data include investment management fees, custodial charges and administrative fees (such as Director and legal fees) and assumes the reinvestment of all distributions.
{foots1}
[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Fund’s total return is based on the reported net asset value (“NAV”) for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
{foots1}
[4]	The S&P/ASX 200 is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from S&P Global Ratings. The index is calculated net of withholding taxes to which the Fund is generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
{foots1}
[5]	All historical per share information has been retroactively adjusted to reflect the 1-for-3 reverse stock split which was implemented on October 23, 2025.
abrdn Australia Equity Fund, Inc.	1

Letter to Shareholders  (unaudited)  (concluded)

Revolving Credit Facility
The Fund is permitted to borrow for investment purposes as may be permitted by the 1940 Act or any rule, order or interpretation thereunder. This allows the Fund to borrow for investment purposes in the amount up to 33 1/3% of the Fund’s total assets.
The Fund has entered into a revolving credit facility with a committed facility of AUD $20 million with State Street Global Advisors, with a termination date of October 9, 2026. The Fund’s outstanding balance as of April 30, 2026 was AUD $15 million on the revolving credit facility. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. A more detailed description of the Fund’s revolving credit facility can be found in the Notes to Financial Statements.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Fund's transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund's transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund's transfer agent.
Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding shares of common stock, with the amount and timing of any repurchase determined at the discretion of the Fund's investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the six-month period ended April 30, 2026, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter. Under the terms of the Program, the Fund is permitted to repurchase during each 12-month period ended October 31 up to 10% of its outstanding shares of common stock outstanding as of October 31 of the prior year.
Portfolio Holdings Disclosure
The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Fund makes the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at www.sec.gov.
Investor Relations Information
As part of Aberdeen's commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeniaf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, as well as other Fund literature. Enroll in Aberdeen's email services to receive content related to your fund. In addition, you will receive monthly factsheets based on your preferences. Sign up today at www.aberdeeniaf.com.
Contact Us:
•	Visit: www.aberdeeniaf.com
•	Email: Investor.Relations@aberdeenplc.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Alan Goodson
Alan Goodson
President

{foots1}
All amounts are U.S. Dollars unless otherwise stated.
2	abrdn Australia Equity Fund, Inc.

Total Investment Return  (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark for the six-month (not annualized), 1-year, 3-year, 5-year and 10-year periods ended April 30, 2026.
	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	1.96%	13.90%	10.56%	6.12%	8.44%
Market Price	1.00%	15.35%	11.11%	3.40%	8.48%
S&P/ASX 200 (Net Total Return)	8.77%	23.49%	12.54%	6.58%	8.39%
Performance of a $10,000 Investment (as of April 30, 2026)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of April 30, 2026. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund or the sale of Fund shares. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 800-522-5465.
The annualized net operating expense ratio based on the six-month period ended April 30, 2026 was 1.74%. The annualized net operating expense ratio, net of fee waivers and excluding interest expense based on the six-month period ended April 30, 2026, was 1.41%.
abrdn Australia Equity Fund, Inc.	3

Portfolio Summary   (as a percentage of net assets) (unaudited)
As of April 30, 2026

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors. Industry allocation is shown below for any sector representing more than 25% of net assets.
Sectors (unaudited)
Financials	39.4%
Banks	26.7%
Insurance	7.1%
Capital Markets	4.5%
Financial Services	1.1%
Materials	26.6%
Metals & Mining	24.4%
Containers & Packaging	2.2%
Health Care	8.7%
Consumer Discretionary	8.0%
Real Estate	6.7%
Energy	5.9%
Industrials	5.1%
Information Technology	2.1%
Communication Services	2.0%
Utilities	1.7%
Short-Term Investment	0.1%
Liabilities in Excess of Other Assets	(6.3%)
100.0%
The following were the Fund’s top ten holdings as of April 30, 2026:
Top Ten Holdings
BHP Group Ltd.	12.4%
Commonwealth Bank of Australia	12.1%
National Australia Bank Ltd.	5.6%
ANZ Group Holdings Ltd.	5.4%
Rio Tinto PLC	5.3%
Aristocrat Leisure Ltd.	4.5%
Northern Star Resources Ltd.	4.5%
Goodman Group, REIT	4.4%
Westpac Banking Corp.	3.6%
Macquarie Group Ltd.	3.6%

4	abrdn Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)
As of April 30, 2026

Shares	Description	Industry and Percentage of Net Assets	Value
COMMON STOCKS—106.2%
AUSTRALIA—99.8%
192,914	ALS Ltd.	Professional Services—2.2%	$ 3,012,320
282,467	ANZ Group Holdings Ltd.	Banks—5.4%	7,502,750
181,063	Aristocrat Leisure Ltd.	Hotels, Restaurants & Leisure—4.5%	6,229,558
431,732	BHP Group Ltd.	Metals & Mining—12.4%	17,087,669
196,577	Capricorn Metals Ltd.	Metals & Mining—1.2%	1,629,877
363,988	Centuria Industrial REIT	Industrial REITs—0.6%	789,337
19,875	Cochlear Ltd.	Health Care Equipment & Supplies—1.0%	1,352,320
133,276	Commonwealth Bank of Australia	Banks—12.1%	16,786,994
29,540	CSL Ltd.	Biotechnology—1.9%	2,666,297
885,583	Generation Development Group Ltd.	Insurance—1.8%	2,527,051
277,395	Goodman Group, REIT	Industrial REITs—4.4%	6,009,968
21,347	HUB24 Ltd.	Capital Markets—0.9%	1,306,254
743,487	Insurance Australia Group Ltd.	Insurance—2.9%	4,043,155
28,689	Macquarie Group Ltd.	Capital Markets—3.6%	4,928,546
972,457	Medibank Pvt Ltd.	Insurance—2.4%	3,306,675
1,912,703	Mirvac Group, REIT	Diversified REITs—1.7%	2,363,040
265,751	National Australia Bank Ltd.	Banks—5.6%	7,687,572
402,931	Northern Star Resources Ltd.	Metals & Mining—4.5%	6,176,219
273,885	Origin Energy Ltd.	Electric Utilities—1.7%	2,394,880
113,566	Paladin Energy Ltd.(a)	Oil, Gas & Consumable Fuels—0.7%	968,204
41,970	Pro Medicus Ltd.	Health Care Technology—3.0%	4,119,255
177,069	ResMed, Inc., CDI	Health Care Equipment & Supplies—2.8%	3,827,370
72,538	Rio Tinto PLC	Metals & Mining—5.3%	7,307,224
602,133	Santos Ltd.	Oil, Gas & Consumable Fuels—2.5%	3,469,125
65,252	SGH Ltd.	Trading Companies & Distributors—1.3%	1,848,119
735,944	Telstra Group Ltd.	Diversified Telecommunication Services—2.0%	2,826,409
557,718	Ventia Services Group Pty. Ltd.	Construction & Engineering—1.6%	2,147,036
90,336	Wesfarmers Ltd.	Broadline Retail—3.5%	4,798,860
179,570	Westpac Banking Corp.	Banks—3.6%	5,023,769
157,583	Woodside Energy Group Ltd.	Oil, Gas & Consumable Fuels—2.7%	3,767,438
	Total Australia		137,903,291
CANADA—1.0%
169,056	Capstone Copper Corp., CDI(a)	Metals & Mining—1.0%	1,460,719
NEW ZEALAND—3.2%
211,593	Infratil Ltd.	Financial Services—1.1%	1,553,831
48,144	Xero Ltd.(a)	Software—2.1%	2,827,411
	Total New Zealand		4,381,242
UNITED STATES—2.2%
80,460	Amcor PLC, CDI	Containers & Packaging—2.2%	3,110,181
	Total Common Stocks		146,855,433
SHORT-TERM INVESTMENT—0.1%
UNITED STATES—0.1%
69,022	State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.60%(b)		69,022
	Total Short-Term Investment		69,022
	Total Investments—106.3% (cost $112,173,682)(c)		146,924,455
	Liabilities in Excess of Other Assets—(6.3%)		(8,705,567)
	Net Assets—100.0%		$138,218,888

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Investment Management. The rate shown is the 7 day yield as of April 30, 2026.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

abrdn Australia Equity Fund, Inc.	5

Portfolio of Investments (unaudited)  (concluded)
As of April 30, 2026

CDI	Clearing House Electronic Sub-register System (CHESS) Depository Interest
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.
6	abrdn Australia Equity Fund, Inc.

Statement of Assets and Liabilities  (unaudited)
As of April 30, 2026

Assets
Investments, at value (cost $112,104,660)	$ 146,855,433
Short-term investment, at value (cost $69,022)	69,022
Foreign currency, at value (cost $1,155,347)	1,159,966
Receivable for investments sold	1,076,304
Interest and dividends receivable	169,529
Prepaid expenses	42,229
Total assets	149,372,483
Liabilities
Revolving Credit Facility payable (Note 7)	10,784,252
Investment management fees payable (Note 3)	123,566
Investor relations fees payable (Note 3)	35,510
Director fees payable	19,563
Administration fees payable (Note 3)	10,928
Interest payable on credit facility	2,886
Other accrued expenses	176,890
Total liabilities	11,153,595

Net Assets	$138,218,888
Composition of Net Assets
Common stock (par value $0.010 per share) (Note 5)	$ 95,824
Paid-in capital in excess of par	103,974,635
Distributable earnings	34,148,429
Net Assets	$138,218,888
Net asset value per share based on 9,582,373 shares issued and outstanding	$14.42

See accompanying Notes to Financial Statements.
abrdn Australia Equity Fund, Inc.	7

Statement of Operations  (unaudited)
For the Six-Month Period Ended April 30, 2026

Net Investment Income
Investment Income:
Dividends (net of foreign withholding taxes of $21,351)	$ 2,297,385
Interest and other income	6,917
Total investment income	2,304,302
Expenses:
Investment management fee (Note 3)	658,706
Directors' fees and expenses	119,634
Administration fee (Note 3)	58,279
Independent auditors’ fees and tax expenses	39,657
Investor relations fees and expenses (Note 3)	31,143
Reports to shareholders and proxy solicitation	23,757
Transfer agent’s fees and expenses	21,654
Legal fees and expenses	20,854
Custodian’s fees and expenses	12,132
Insurance expense	11,345
Revolving credit facility fees and expenses (Note 7)	10,106
NYSE listing fee	2,583
Miscellaneous	15,649
Total operating expenses, excluding interest expense	1,025,499
Interest expense (Note 7)	242,156
Total expenses	1,267,655

Net Investment Income	1,036,647
Net Realized/Unrealized Gain/(Loss):
Net realized gain/(loss) from:
Investments (Note 2f)	5,733,068
Foreign currency transactions	19,848
5,752,916
Net change in unrealized appreciation/depreciation on:
Investments (Note 2f)	(13,805,175)
Foreign currency translation	9,105,596
(4,699,579)
Net realized and unrealized gain from investments and foreign currencies	1,053,337
Change in Net Assets Resulting from Operations	$2,089,984

See accompanying Notes to Financial Statements.
8	abrdn Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2026 (unaudited)	For the Year Ended October 31, 2025
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$1,036,647	$1,555,523
Net realized gain from investments and foreign currency transactions	5,752,916	6,391,587
Net change in unrealized appreciation/depreciation investments and foreign currency translations	(4,699,579)	5,395,190
Net increase in net assets resulting from operations	2,089,984	13,342,300
Distributions to Shareholders From:
Distributable earnings	(6,987,261)	(10,230,081)
Return of capital	–	(3,261,748)
Net decrease in net assets from distributions	(6,987,261)	(13,491,829)
Issuance of 190,522 and 347,628 shares of common stock, respectively due to stock distribution	2,417,770	4,542,572
Change in net assets	(2,479,507)	4,393,043
Net Assets:
Beginning of period	140,698,395	136,305,352
End of period	$138,218,888	$140,698,395
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
abrdn Australia Equity Fund, Inc.	9

Financial Highlights

	For the Six-Month Period Ended April 30,	For the Fiscal Years Ended October 31,
	2026 (unaudited)	2025	2024	2023 (a)	2022	2021
PER SHARE OPERATING PERFORMANCE(b):
Net asset value, beginning of period	$14.98	$15.06	$12.66	$14.01	$19.32	$15.48
Net investment income(c)	0.11	0.17	0.21	0.33	0.63	0.33
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	0.09	1.28	3.66	(0.12)	(4.17)	5.31
Total from investment operations	0.20	1.45	3.87	0.21	(3.54)	5.64
Distributions from:
Net investment income	(0.74)	–	(0.24)	(0.39)	(0.66)	(0.51)
Net realized gains	–	(1.11)	(0.21)	(0.06)	(1.11)	(1.26)
Return of capital	–	(0.36)	(0.96)	(1.05)	–	–
Total distributions	(0.74)	(1.47)	(1.41)	(1.50)	(1.77)	(1.77)
Capital Share Transactions:
Impact of Stock Distribution	(0.02)	(0.06)	(0.06)	(0.06)	–	(0.03)
Net asset value, end of period	$14.42	$14.98	$15.06	$12.66	$14.01	$19.32
Market price, end of period	$12.93	$13.56	$13.17	$10.83	$12.09	$18.24
Total Investment Return Based on(d):
Market price	1.00%	15.04%	35.33%	0.57%	(25.72%)	50.49%
Net asset value	1.96%	11.14%	32.38%	1.45%	(18.74%)	38.09%
Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$138,219	$140,698	$136,305	$110,159	$116,404	$154,000
Average net assets applicable to common shareholders (000 omitted)	$146,904	$135,173	$129,178	$123,690	$133,947	$143,765
Gross operating expenses	1.74%(e)	1.99%	1.94%	2.03%	1.67%	1.55%
Net operating expenses, net of fee waivers	1.74%(e)	1.99%	1.94%	2.02%	1.67%	1.55%
Net operating expenses, net of fee waivers and excluding interest expense	1.41%(e)	1.64%	1.53%	1.65%	1.55%	1.49%
Net Investment income	1.42%(e)	1.15%	1.53%	2.17%	3.86%	1.76%
Portfolio turnover	18%(f)	19%	17%	11%	23%	23%
Senior securities:
Revolving Credit Facility outstanding (000 omitted)	$10,784	$9,820	$9,825	$9,497	$9,592	$7,511
Asset coverage per $1,000 of Revolving Credit Facility outstanding at period end(g)	$13,817	$15,328	$14,873	$12,599	$13,136	$21,503

(a)	Prior to March 17, 2023, abrdn Asia Limited, the Fund's investment manager, had engaged abrdn Australia Limited as an investment adviser to the Fund. abrdn Asia Limited, and not the Fund, paid abrdn Australia Limited for its services. Effective March 17, 2023, abrdn Australia Limited was no longer an investment adviser for the Fund; however, abrdn Asia Limited continued to serve as the investment manager.
(b)	On October 23, 2025, the Fund implemented a 1-for-3 reverse stock split. Net asset value and per share amounts have been updated to reflect the transaction. See Note 5.
(c)	Based on average shares outstanding. See accompanying Notes to Financial Statements.
10	abrdn Australia Equity Fund, Inc.

Financial Highlights  (concluded)

(d)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(e)	Annualized.
(f)	Not annualized.
(g)	Asset coverage per $1,000 of revolving credit facility is calculated by dividing net assets plus the amount of any borrowings for investment purposes by the amount of the revolving credit facility and then multiplying by $1,000.
Amounts listed as “–” are $0 or round to $0.
See accompanying Notes to Financial Statements.
abrdn Australia Equity Fund, Inc.	11

Notes to  Financial Statements (unaudited)
April 30, 2026

1.  Organization
abrdn Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited (“ASX”). Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors of the Fund ("the Board") upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund's total assets must be invested in companies listed on the ASX. abrdn Asia Limited ("abrdn Asia"), the Fund’s investment manager (the “Investment Manager”), uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.
2.  Summary of Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America ("U.S. GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.
a.  Security Valuation:
The Fund values its securities at fair value, consistent with regulatory requirements. "Fair value" is defined in the Fund's Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date, also referred to as market value. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated abrdn Asia as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which the Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds ("ETFs") are valued at the market price of the security at the Valuation Time (defined below).

12	abrdn Australia Equity Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund  sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Valuation Designee may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
The following is a summary of the inputs used as of April 30, 2026 in valuing the Fund's investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Assets
Investments in Securities
Common Stocks	$1,553,831	$145,301,602	$–	$146,855,433
Short-Term Investment	69,022	–	–	69,022
Total Investments	$1,622,853	$145,301,602	$–	$146,924,455
Total Investment Assets	$1,622,853	$145,301,602	$–	$146,924,455
Amounts listed as “–” are $0 or round to $0.
abrdn Australia Equity Fund, Inc.	13

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

For the six-month period ended April 30, 2026, there were no significant changes to the fair valuation methodologies.
b.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) fair value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund's investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
c.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.
d.  Distributions:
The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.
e.  Federal Income Taxes:
The Fund, for U.S. federal income purposes, is comprised of a separately identifiable unit called a Qualified Business Unit (“QBUs”) (see section 987 of the Internal Revenue Code of 1986, as amended (the "Code")). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the home office of the QBU or the home office depending on certain factors including geographic region of the security. As an example, the majority of the Fund’s Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar.
The Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required.
The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund's U.S. federal and state tax returns for all open tax years are subject to such review.

14	abrdn Australia Equity Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

f.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.
In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. The amount of capital gains tax, if any, is reported on the Statement of Operations. Based on these market requirements and as required under U.S. GAAP, the Fund accrues deferred capital gains tax, if any, on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued and the change in deferred capital gains tax, if any, is reported on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
3.  Agreements and Transactions with Affiliates
a.  Investment Manager:
abrdn Asia Limited ("abrdn Asia" or the "Investment Manager") serves as the investment manager to the Fund, pursuant to a management agreement (the "Management Agreement"). The Investment Manager is an indirect wholly-owned subsidiary of Aberdeen Group plc.
In rendering management services, the Investment Manager may use the resources of advisory subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate, may render portfolio management and research services to U.S. clients of the abrdn plc affiliates, including the Fund, as associated persons of the Investment Manager. No remuneration is paid by the Fund with regards to the memorandum of understanding/personnel sharing procedures.
Pursuant to the Management Agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund's average weekly Managed Assets up to $50 million, 0.90% of the Fund's average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund's average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.
For the six-month period ended April 30, 2026, abrdn Asia earned $658,706 from the Fund for investment management fees.
b.  Fund Administration:
abrdn Inc., an affiliate of the Investment Manager, is the Fund’s Administrator, pursuant to an agreement under which abrdn Inc. receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08% of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the six-month period ended April 30, 2026, abrdn Inc. earned $58,279 from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by abrdn Asia or its affiliates as part of an Investor Relations Program.  Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the "Fund's Portion").  However, investor relations services fees are limited by abrdn Inc. so that the Fund will only pay up to an annual rate of 0.05% of the Fund's average weekly net assets. Any difference between the capped rate of 0.05% of the Fund's average weekly net assets and the Fund's Portion is paid for by abrdn Inc.
During the six-month period ended April 30, 2026, the Fund incurred investor relations fees of approximately $31,143. For the six-month period ended April 30, 2026, abrdn Inc. did not contribute to the investor relations fees for the Fund because the Fund’s contribution was below 0.05% of the Fund’s average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2026, were $26,104,863 and $31,255,975, respectively.
5.  Capital
The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. As of April 30, 2026, there were 9,582,373 shares of common stock issued and outstanding. The Fund effected a 1-for-3 reverse stock split which was implemented on October 23, 2025. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the reverse share split. The effect of this reverse stock split was to reduce the number of shares outstanding in the Fund, while maintaining the Fund's and each stockholder's aggregate net asset value.

abrdn Australia Equity Fund, Inc.	15

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

The following table shows the shares issued by the Fund as a part of a quarterly distribution to shareholders during the six-month period ended April 30, 2026.  The shares issued amounts have been adjusted retroactively to give effect to the reverse share split.
Payment Date	Shares Issued
January 12, 2026	103,586
March 31, 2026	86,936
6.  Open Market Repurchase Program
The Board has approved an open market repurchase and discount management policy (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding shares of common stock, with the amount and timing of any repurchase determined at the discretion of the Fund's investment manager. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, the Fund reports repurchase activity on its website on a monthly basis. For the six-month period ended April 30, 2026, the Fund did not repurchase any shares through the Program.
On a quarterly basis, the Board will receive information on any transactions made pursuant to this policy during the prior quarter. Under the terms of the Program, the Fund is permitted to repurchase during each 12-month period ended October 31 up to 10% of its outstanding shares of common stock outstanding as of October 31 of the prior year.
7.  Revolving Credit Facility
The Fund may borrow for leverage purposes to the maximum extent permitted by the 1940 Act, which permits borrowing up to 33 1/3% of the Fund’s total assets (including the amount obtained through borrowing).
The Fund has entered into a revolving credit facility with a committed facility of AUD $20 million with State Street Global Advisors ("State Street"), with a termination date of October 9, 2026. The interest on the revolving credit facility  for the Fund on amounts borrowed are charged at a variable rate, which is based on the Secured Overnight Financing Rate (“SOFR”) plus a spread. As of April 30, 2026, the balance of the loan outstanding was AUD $15 million and for the six-month period ended April 30, 2026, the average interest rate on the loan facility was 4.68% The average balance for the six-month period was AUD $15,000,000. The interest expense is accrued on a daily basis and is payable to State Street on a monthly basis. Interest expense related to the line of credit for the six-month period ended April 30, 2026, was $242,156.
The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A liquidation of the Fund’s collateral assets in an event of default, or a voluntary paydown of the loan facility in order to avoid an event of default, would typically involve administrative expenses and sometimes penalties. Additionally, such liquidations often involve selling off of portions of the Fund’s assets at inopportune times which can result in losses when markets are unfavorable. The loan facility has a term of one-year and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six-month period ended April 30, 2026, the Fund incurred fees of approximately $10,106.
The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.
8.  Portfolio Investment Risks
a.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions), to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry) or to the market as a whole (such as periods of market volatility or instability, or general and prolonged periods of economic decline). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

16	abrdn Australia Equity Fund, Inc.

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

b.  Focus Risk:
The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currency risks. The Fund focuses its investments in Australia, which subjects the Fund to more volatility and greater risk of loss than geographically diverse funds. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.
c.  Foreign Currency Exposure Risk – Australia:
Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by governments. The Fund will normally hold almost all its assets in Australian dollar denominated securities, although some assets may be denominated in other foreign currencies. Accordingly, a change in the value of a currency in which a security is denominated against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. Such a change may thus decrease the Fund’s NAV.
d.  Foreign Securities Risk –  Australia:
Investments in foreign securities that are traded on foreign markets, including Australian and New Zealand securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the possibility of losses due to currency fluctuations, or to adverse political, economic or diplomatic developments in Australia and New Zealand, including possible increases in taxes. Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States. The Australian securities market for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets. In addition, the cost to the Fund of buying, selling and holding securities in the Australian market may be higher than in the United States.
e.  Issuer Risk:
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. In an increasingly interconnected financial market, the adverse changes in the financial conditions of one issuer may negatively affect other issuers.
f.  Leverage Risk:
The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund's portfolio will be magnified when the Fund uses leverage. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.
g.  Management Risk:
The Fund is subject to the risk that the Investment Manager may make poor security selections. The Investment Manager and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Investment Manager may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
h.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, trading and tariff arrangements, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
i.  Mid-Cap Securities Risk:
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
j.  Non-U.S. Taxation Risk:
Income, proceeds and gains received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.

abrdn Australia Equity Fund, Inc.	17

Notes to  Financial Statements (unaudited)  (continued)
April 30, 2026

If, at the close of its taxable year, more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If the Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
k.  Passive Foreign Investment Company Tax Risk:
Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. The Fund may be able to elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually. The Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges  described above in some instances.
l.  REIT and Real Estate Risk:
Investment in real estate investment trusts ("REITs") and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions; reduced demand for commercial and office space; increased maintenance or tenant improvement costs to convert properties for other uses; default risk of tenants and borrowers; the financial condition of tenants, buyers and sellers; and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs, like mutual funds, have expenses, including management and administration fees, that are paid by their shareholders. As a result, shareholders will directly bear the expenses of their investment in the Fund and indirectly bear the expenses of the Fund’s investments when the Fund invests in REITs.
m.  Sector Risk:
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Financials Sector Risk. To the extent that the financials sector represents a significant portion of the Fund's investments, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.
Materials Sector Risk. Companies in the materials sector may be adversely impacted by the volatility of commodity prices, changes in exchange rates, social and political unrest, depletion of resources, decreases in demand, overproduction, litigation and changes in government regulations, among other factors.
n.  Small-Cap Securities Risk:
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
o.  Valuation Risk:
The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile

18	abrdn Australia Equity Fund, Inc.

Notes to  Financial Statements (unaudited)  (concluded)
April 30, 2026

markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
9.  Contingencies
In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, the Fund expects the risk of loss from such claims to be remote.

10.  Tax Information
The U.S. federal income tax basis of the Fund's investments (including derivatives, if applicable) and the net unrealized appreciation as of April 30, 2026, were as follows:
Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$112,173,682	$40,626,629	$(5,875,856)	$34,750,773
11.  Segment Reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted disclosures only and did not affect the Fund's financial position nor the results of its operations. Operating segments are components of a public entity that engage in business activities from which it may recognize revenues and incur expenses, have discrete financial information available, and have their operating results regularly reviewed by the public entity’s chief operating decision maker (“CODM”) when assessing segment performance and making decisions about segment resources.
The Chief Financial Officer of the Fund acts as the Fund's CODM. The CODM monitors the operating results of the Fund as a whole, and the Fund's asset allocation is managed in accordance with its Prospectus. The Fund operates as a single operating and reporting segment pursuant to its investment objective and principal investment strategy. The Fund's portfolio composition, total returns, expense ratios and changes in net assets used by the CODM to assess segment performance and make resource allocations are consistent with the information presented within the Fund's financial statements.
Segment assets are reflected on the Fund's Statement of Assets and Liabilities as “Total Assets” and significant segment expenses are listed on the Statement of Operations.
12.  Recent Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The Fund has adopted ASU 2023-09 as of December 31, 2025.
13.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2026, other than as noted below.
On May 11, 2026, the Fund announced that it will pay on June 30, 2026, a stock distribution of US $0.36 per share to all shareholders of record as of May 21, 2026.

abrdn Australia Equity Fund, Inc.	19

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Fund intends to distribute to shareholders substantially all of its net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Fund does not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Fund will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE American, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE American or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Fund's share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Fund’s common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

20	abrdn Australia Equity Fund, Inc.

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Fund or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

abrdn Australia Equity Fund, Inc.	21

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Corporate Information

Directors
Rahn K. Porter, Chair
Radhika Ajmera
Christian Pittard
Moritz Sell
* P. Gerald Malone was a Director and Chair as of April 30, 2026 and retired from the Board effective May 27, 2026 as presented in the annual proxy.
Investment Manager
abrdn Asia Limited
7 Straits View
#23-04 Marina One East Tower
Singapore 018936
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
John Adams Building
1776 Heritage Drive
North Quincy, MA 02171
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington, D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@aberdeenplc.com

The Financial Statements as of April 30, 2026, included in this report, were not audited and accordingly, no opinion is expressed thereon.
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Australia Equity Fund, Inc. are traded on the NYSE American under the symbol “IAF.” Information about the Fund’s NAV and market price is available at www.aberdeeniaf.com.
This report, including the financial information herein, is transmitted to the shareholders of abrdn Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

IAF-SEMI-ANNUAL

(b) Not applicable.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to the semi-annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable to the semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs(1)	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs(1)
Month #1 (Nov. 1, 2025 — Nov. 30, 2025)	—	—	—	939,185
Month #2 (Dec. 1, 2025 — Dec. 31, 2025)	—	—	—	939,185
Month #3 (Jan. 1, 2026 — Jan. 31, 2026)	—	—	—	939,185
Month #4 (Feb. 1, 2026 — Feb. 28, 2026)	—	—	—	939,185
Month #5 (Mar. 1, 2026 — Mar. 31, 2026)	—	—	—	939,185
Month #6 (Apr. 1, 2026 — Apr. 30, 2026)	—	—	—	939,185
Total	—	—	—

(1)	On March 1, 2001, the Board of Trustees approved an open market share repurchase program (the “Program”). The Program allows the Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. On a quarterly basis, the Fund’s Board will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on the Fund's website on a monthly basis. Under the terms of the Program, the Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period as of October 31 of the prior year. For the period ended April 30, 2026, the Fund did not repurchase any shares through this program.

Item 15. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2026, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not applicable.

(a)(3)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(4)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(5)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Australia Equity Fund, Inc.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Australia Equity Fund, Inc.

Date: July 9, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Goodson
Alan Goodson,
Principal Executive Officer of
abrdn Australia Equity Fund, Inc.

Date: July 9, 2026

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Australia Equity Fund, Inc.

Date: July 9, 2026